                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-56853




[MORGAN STANLEY LOGO OMITTED]


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Morgan Stanley Balanced Growth Fund

A mutual fund that seeks to provide capital growth with reasonable current income


                                                   Prospectus |  March 28, 2003






















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           Contents


 The Fund                  INVESTMENT OBJECTIVE .............................. 1

                           PRINCIPAL INVESTMENT STRATEGIES ................... 1

                           PRINCIPAL RISKS ................................... 3

                           PAST PERFORMANCE .................................. 5

                           FEES AND EXPENSES ................................. 7

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION ........ 8

                           ADDITIONAL RISK INFORMATION ....................... 9

                           FUND MANAGEMENT .................................. 10

 Shareholder Information   PRICING FUND SHARES .............................. 11

                           HOW TO BUY SHARES ................................ 11

                           HOW TO EXCHANGE SHARES ........................... 12

                           HOW TO SELL SHARES ............................... 14

                           DISTRIBUTIONS .................................... 16

                           TAX CONSEQUENCES ................................. 16

                           SHARE CLASS ARRANGEMENTS ......................... 17

 Financial Highlights      .................................................. 25

 Morgan Stanley Funds      ................................... INSIDE BACK COVER












                           THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

             The Fund


[GRAPHIC OMITTED]

             INVESTMENT OBJECTIVE
-------------------------------------------------
             Morgan Stanley Balanced Growth Fund seeks to provide capital growth with reasonable current income.


[GRAPHIC OMITTED]

             PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
(sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)

             The Fund will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

             The two groups of Fund investments in more detail are:

             (1) Common Stocks/Convertible Securities. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. The Fund's common stock investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

             (2) Fixed-Income Securities. The Fund's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt, bank obligations, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities, and U.S. government securities. The U.S. government securities may include:

             o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

             o Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

             o Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

             o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

             One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

             The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.

             Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of a CMO.

             Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

                                              ***

             Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

             Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.


             The Fund may also invest in options and futures.

             In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

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             PRINCIPAL RISKS
----------------------------
             There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

             Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

             Fixed-Income Securities. Principal risks of investing in the Fund are also associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

             Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

             Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

             Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

             The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income investment securities to fall substantially.

             Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

             Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

             Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

             Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

             Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

             Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

             Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in options and futures and foreign securities.

             Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

             PAST PERFORMANCE
-----------------------------

(sidebar)
ANNUAL
TOTAL RETURNS
This chart shows how the performance of the Fund's Class C shares has varied from year to year over the past 7 calendar years.
(end sidebar)

             The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

             ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]


             14.41%    22.79%    13.67%    2.10%    5.03%    0.46%    -12.22%

             1996       '97       '98      '99      2000      '01       '02

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


             During the periods shown in the bar chart, the highest return for a calendar quarter was 12.40% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.69% (quarter ended September 30, 2002).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of broad measures of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

             ------------------------------------------------------------------------------------------------
                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
             ------------------------------------------------------------------------------------------------
             Class A(1): Return Before Taxes                     -16.25%            1.12%            1.85%
             ------------------------------------------------------------------------------------------------
             Standard & Poor's 500 Index(2)                      -22.09%           -0.58%            0.25%
             ------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit Index(3)      11.04%            7.62%            7.84%
             ------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(4)                         -15.52%            1.16%            2.74%
             ------------------------------------------------------------------------------------------------
             Lipper Balanced Fund Index(5)                       -10.69%            2.10%            2.62%
             ------------------------------------------------------------------------------------------------
             Class B(1): Return Before Taxes                     -16.60%            1.15%            1.94%
             ------------------------------------------------------------------------------------------------
             Standard & Poor's 500 Index(2)                      -22.09%           -0.58%            0.25%
             ------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit Index(3)      11.04%            7.62%            7.84%
             ------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(4)                         -15.52%            1.16%            2.74%
             ------------------------------------------------------------------------------------------------
             Lipper Balanced Fund Index(5)                       -10.69%            2.10%            2.62%
             ------------------------------------------------------------------------------------------------
             Class C1: Return Before Taxes                       -13.09%            1.46%            7.72%
             ------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions(6)        -13.63%           -0.43%            5.85%
             ------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions and        -8.02%            0.76%            5.85%
                   Sale of Fund Shares
             ------------------------------------------------------------------------------------------------
             Standard & Poor's 500 Index(2)                      -22.09%           -0.58%            9.23%
             ------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit Index(3)      11.04%            7.62%            8.24%
             ------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(4)                         -15.52%            1.16%           10.73%
             ------------------------------------------------------------------------------------------------
             Lipper Balanced Fund Index(5),(7)                   -10.69%            2.10%            7.70%
             ------------------------------------------------------------------------------------------------
             Class D1: Return Before Taxes                       -11.40%            2.45%            3.09%
             ------------------------------------------------------------------------------------------------
             Standard & Poor's 500 Index(2)                      -22.09%           -0.58%            0.25%
             ------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit Index(3)      11.04%            7.62%            7.84%
             ------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(4)                         -15.52%            1.16%            2.74%
             ------------------------------------------------------------------------------------------------
             Lipper Balanced Fund Index(5)                       -10.69%            2.10%            2.62%
             ------------------------------------------------------------------------------------------------

             (1) Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

             (2) The Standard & Poor's (Registered Trademark) 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

             (3) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. This Index is unmanaged and should not be considered an investment.

             (4) The benchmark for the Fund has changed from the S&P 500 Index to the Russell 1000 Value Index to more accurately reflect its investable universe. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

             (5) The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Fund objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

             (6) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

             (7)  For the period March 31, 1995 through December 31, 2002.


             The above table shows after tax returns for the Fund's Class C shares. The after tax returns for the Fund's other Classes will vary from the Class C shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

             Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.



[GRAPHIC OMITTED]

             FEES AND EXPENSES
------------------------------

 (sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended January 31, 2003.
(end sidebar)

             The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                                          CLASS A        CLASS B        CLASS C       CLASS D
             ------------------------------------------------------------------------------------------------------------------
             SHAREHOLDER FEES
             ------------------------------------------------------------------------------------------------------------------
             Maximum sales charge (load) imposed on purchases (as          5.25%(1)       None           None          None
             a percentage of offering price)
             ------------------------------------------------------------------------------------------------------------------
             Maximum deferred sales charge (load) (as a percentage
             based on the lesser of the offering price or net asset        None(2)        5.00%(3)       1.00%(4)      None
             value at redemption)
             ------------------------------------------------------------------------------------------------------------------
             ANNUAL FUND OPERATING EXPENSES
             ------------------------------------------------------------------------------------------------------------------
             Management fee                                                0.60%          0.60%          0.60%         0.60%
             ------------------------------------------------------------------------------------------------------------------
             Distribution and service (12b-1) fees                         0.23%          1.00%          1.00%         None
             ------------------------------------------------------------------------------------------------------------------
             Other expenses                                                0.27%          0.27%          0.27%         0.27%
             ------------------------------------------------------------------------------------------------------------------
             Total annual Fund operating expenses                          1.10%          1.87%          1.87%         0.87%
             ------------------------------------------------------------------------------------------------------------------

             (1)  Reduced for purchases of $25,000 and over.

             (2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

             (3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

             (4) Only applicable if you sell your shares within one year after purchase.

             Example
             This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

             The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                              IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
             -----------------------------------------------------------   --------------------------------------------
                          1 YEAR     3 YEARS     5 YEARS     10  YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                          --------   ---------   ---------   -----------   --------   ---------   ---------   ---------
               Class A      $631        $856      $1,099        $1,795       $631        $856      $1,099      $1,795
             ----------   --------   ---------   ---------   -----------   --------   ---------   ---------   ---------
               Class B      $690        $888      $1,211        $2,190       $190        $588      $1,011      $2,190
             ----------   --------   ---------   ---------   -----------   --------   ---------   ---------   ---------
               Class C      $290        $588      $1,011        $2,190       $190        $588      $1,011      $2,190
             ----------   --------   ---------   ---------   -----------   --------   ---------   ---------   ---------
               Class D      $ 89        $278      $  482        $1,073       $ 89        $278      $  482      $1,073
             ----------   --------   ---------   ---------   -----------   --------   ---------   ---------   ---------


             While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[GRAPHIC OMITTED]

             ADDITIONAL INVESTMENT STRATEGY INFORMATION
-------------------------------------------------------
             This section provides additional information relating to the Fund's principal investment strategies.

             Options and Futures. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

             Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

             Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

             The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

             ADDITIONAL RISK INFORMATION
----------------------------------------
             This section provides additional information relating to the principal risks of investing in the Fund.

             Options and Futures. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of options and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

             Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

             Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

             Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

             Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. For example, certain depositary receipts, particularly unsponsored or unregistered depositary receipts and/or depositary receipts not traded on U.S. securities exchanges, are not subject to the reporting requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depositary receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.


[GRAPHIC OMITTED]

             FUND MANAGEMENT
----------------------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of February 28, 2003.
(end sidebar)

             The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

             The equity portion of the Fund is managed within the Equity Income team. Current members of the Equity Income team include James Gilligan, a Managing Director of the Investment Manager, Catherine Maniscalco-Avery, James Roeder, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager. The fixed-income portion of the Fund is managed within the Taxable Fixed-Income team.

             The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

             Shareholder Information


[GRAPHIC OMITTED]

             PRICING FUND SHARES
--------------------------------
             The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

             The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

             The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

             An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

             HOW TO BUY SHARES
------------------------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

             You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

             Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

             When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)



             MINIMUM INVESTMENT AMOUNTS
             ------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM INVESTMENT
                                                                                           ------------------------
             INVESTMENT OPTIONS                                                              INITIAL    ADDITIONAL
             ------------------------------------------------------------------------------------------------------
             Regular Accounts                                                                 $1,000      $100
             ------------------------------------------------------------------------------------------------------
             Individual Retirement Account                                                    $1,000      $100
             ------------------------------------------------------------------------------------------------------
             Coverdell Education Savings Account                                              $  500      $100
             ------------------------------------------------------------------------------------------------------
             EasyInvest(SM)
             (Automatically from your checking or savings account or Money Market Fund)       $  100*     $100*
             ------------------------------------------------------------------------------------------------------

             * Provided your schedule of investments totals $1,000 in twelve months.

             There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in
             Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

             Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

             Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

             o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

             o Make out a check for the total amount payable to: Morgan Stanley Balanced Growth Fund.

             o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]

             HOW TO EXCHANGE SHARES
-----------------------------------
             Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

             Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

             Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

             An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

             The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

             TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

             Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

             MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

             TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

             You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

             LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

             CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

             For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

             HOW TO SELL SHARES
-------------------------------
             You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



 OPTIONS             PROCEDURES
-------------------- ---------------------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
 Financial Advisor   financial representative.
[GRAPHIC OMITTED]    ---------------------------------------------------------------------------------------------
                     Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
-------------------- ---------------------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o your account number;
                     o the name of the Fund;
                     o the dollar amount or the number of shares you wish to sell;
                     o the Class of shares you wish to sell; and
                     o the signature of each owner as it appears on the account.
                     ---------------------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ---------------------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you
                     hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ---------------------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------- ---------------------------------------------------------------------------------------------

 OPTIONS           PROCEDURES
------------------ --------------------------------------------------------------------------------------------
 Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least
 Withdrawal Plan   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
[GRAPHIC OMITTED]  percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000.
                   Each time you add a fund to the plan, you must meet the plan requirements.
                   -------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.
                   -------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                   Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund
                   "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------ -------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

             DISTRIBUTIONS
--------------------------
             The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

             The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

             Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

             TAX CONSEQUENCES
-----------------------------
             As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

             Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

             o The Fund makes distributions; and

             o You sell Fund shares, including an exchange to another Morgan
               Stanley Fund.

             TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

             Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

             TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

             When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

             SHARE CLASS ARRANGEMENTS
-------------------------------------
             The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

             The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

             Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

             The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                     MAXIMUM
CLASS     SALES CHARGE                                                           ANNUAL 12b-1 FEE
-------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year                                0.25%
-------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six
          years                                                                       1.00%
-------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                             1.00%
-------------------------------------------------------------------------------------------------
  D       None                                                                        None
-------------------------------------------------------------------------------------------------

             CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

             The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

             The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                    FRONT-END SALES CHARGE
                                        ------------------------------------------------
                                            PERCENTAGE OF         APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION            PUBLIC OFFERING PRICE     OF NET AMOUNT INVESTED
----------------------------------------------------------------------------------------
 Less than $25,000                              5.25%                    5.54%
----------------------------------------------------------------------------------------
 $25,000 but less than $50,000                  4.75%                    4.99%
----------------------------------------------------------------------------------------
 $50,000 but less than $100,000                 4.00%                    4.17%
----------------------------------------------------------------------------------------
 $100,000 but less than $250,000                3.00%                    3.09%
----------------------------------------------------------------------------------------
 $250,000 but less than $500,000                2.50%                    2.56%
----------------------------------------------------------------------------------------
 $500,000 but less than $1 million              2.00%                    2.04%
----------------------------------------------------------------------------------------
 $1 million and over                            0.00%                    0.00%
----------------------------------------------------------------------------------------

             The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

             o A single account (including an individual, trust or fiduciary account).

             o Family member accounts (limited to husband, wife and children under the age of 21).

             o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

             o Tax-exempt organizations.

             o Groups organized for a purpose other than to buy mutual fund shares.

             COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

             RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

             You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

             Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


             Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

             o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

             o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

             o Qualified state tuition plans described in Section 529 of the
               Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

             o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

             o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

             o Insurance company separate accounts that have been approved by the Fund's distributor.

             o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
               (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

             o Current or retired Directors or Trustees of the Morgan Stanley
               Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

             o Current or retired directors, officers and employees of Morgan
               Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

             CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

YEAR SINCE PURCHASE PAYMENT MADE     CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
 First                                               5.0%
--------------------------------------------------------------------------------
 Second                                              4.0%
--------------------------------------------------------------------------------
 Third                                               3.0%
--------------------------------------------------------------------------------
 Fourth                                              2.0%
--------------------------------------------------------------------------------
 Fifth                                               2.0%
--------------------------------------------------------------------------------
 Sixth                                               1.0%
--------------------------------------------------------------------------------
 Seventh and thereafter                              None
--------------------------------------------------------------------------------

             Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

             The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

             Special CDSC Considerations for Fund Shares Held Prior to July 28, 1997. If you held Fund shares prior to July 28, 1997 that were acquired in exchange for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund, Dean Witter National Municipal Trust or Dean Witter High Income Securities that have been designated Class B shares, these Fund shares are subject to the other fund's lower CDSC schedule, with two exceptions. First, if you subsequently exchange these Class B shares for shares of a fund with a higher CDSC schedule, the higher CDSC schedule will apply. Second, if you exchange the Class B shares for shares of a Money Market Fund and re-exchange back into the Fund, the CDSC schedule set forth in the above table will apply.

             CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

             o Sales of shares held at the time you die or become disabled
               (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

             o Sales in connection with the following retirement plan
               "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

             o Sales of shares held for you as a participant in a Morgan Stanley
               Eligible Plan.

             o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

             o Sales of shares if you simultaneously invest the proceeds in the
               Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

             All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

             Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares. This fee is higher than the annual distribution fee paid by Class A.

             Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

             In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

             Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

             If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

             EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

             For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


             CLASS C SHARES In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

             Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

             CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

             o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

             o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

             o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

             o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

             o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

             o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

             o Investors who were shareholders of the Dean Witter Retirement
               Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

             A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

             Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

             Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

             NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

             PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES
                                                                  FOR THE YEAR ENDED JANUARY 31,
                                                  ------------------------------------------------------------
                                                      2003          2002       2001        2000        1999
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  12.82      $ 13.29     $ 13.11     $ 15.01     $ 14.68
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income[+/+]                           0.25         0.33        0.37        0.41        0.36
  Net realized and unrealized gain (loss)             (2.06)       (0.42)       0.87       (0.59)       2.01
                                                   --------      -------     -------      -------    -------
Total income (loss) from investment operations        (1.81)       (0.09)       1.24       (0.18)       2.37
--------------------------------------------------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income                               (0.28)       (0.38)      (0.38)      (0.40)      (0.39)
  Net realized gain                                      --           --       (0.68)      (1.32)      (1.65)
                                                   --------      -------    --------     -------    --------
Total dividends and distributions                     (0.28)       (0.38)      (1.06)      (1.72)      (2.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.73      $ 12.82     $ 13.29     $ 13.11     $ 15.01
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (14.27)%      (0.53)%     10.65%      (1.35)%     17.02%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------
Expenses                                               1.10%        1.07%       1.03%       1.04%       1.06%
--------------------------------------------------------------------------------------------------------------
Net investment income                                  2.14%        2.56%       2.95%       2.81%       2.62%
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period, in thousands            $  5,848      $ 6,259    $  7,440     $ 6,308    $  3,670
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 145%          67%         33%         48%         49%
--------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
---------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED JANUARY 31,
                                                    -----------------------------------------------------------
                                                       2003         2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  12.81      $ 13.28     $ 13.09     $ 14.99     $ 14.67
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.16         0.23        0.27        0.30        0.21
   Net realized and unrealized gain (loss)             (2.05)       (0.42)       0.88       (0.60)       2.03
                                                    --------      -------     -------     -------     -------
 Total income (loss) from investment operations        (1.89)       (0.19)       1.15       (0.30)       2.24
---------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.19)       (0.28)      (0.28)      (0.28)      (0.27)
   Net realized gain                                      --           --       (0.68)      (1.32)      (1.65)
                                                    --------      -------     -------     -------     -------
 Total dividends and distributions                     (0.19)       (0.28)      (0.96)      (1.60)      (1.92)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  10.73      $ 12.81     $ 13.28     $ 13.09     $ 14.99
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (14.86)%      (1.32)%      9.83%      (2.15)%     16.09%
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------
 Expenses                                               1.87%        1.83%       1.83%       1.80%       1.81%
---------------------------------------------------------------------------------------------------------------
 Net investment income                                  1.37%        1.80%       2.15%       2.05%       1.87%
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $ 79,631      $92,009     $57,490     $87,554     $99,666
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 145%          67%         33%         48%         49%
---------------------------------------------------------------------------------------------------------------

 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED JANUARY 31,
                                                  ------------------------------------------------------------------
                                                       2003          2002         2001          2000         1999
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  12.81       $ 13.28      $  13.09      $ 14.99     $  14.66
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.16          0.23          0.27         0.30         0.22
   Net realized and unrealized gain (loss)             (2.05)        (0.42)         0.88        (0.60)        2.04
                                                    --------       -------      --------      -------     --------
 Total income (loss) from investment operations        (1.89)        (0.19)         1.15        (0.30)        2.26
--------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.19)        (0.28)        (0.28)       (0.28)       (0.28)
   Net realized gain                                      --            --         (0.68)       (1.32)       (1.65)
                                                    --------       -------      --------      -------     --------
 Total dividends and distributions                     (0.19)        (0.28)        (0.96)       (1.60)       (1.93)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  10.73       $ 12.81       $ 13.28      $ 13.09      $ 14.99
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (14.88)%       (1.34)%        9.86%       (2.14)%      16.23%
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.87%         1.83%         1.80%        1.79%        1.80%
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                  1.37%         1.80%         2.18%        2.06%        1.88%
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $ 75,323       $106,002     $117,927      $163,953    $203,132
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 145%           67%           33%          48%          49%
--------------------------------------------------------------------------------------------------------------------

 [+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
---------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEAR ENDED JANUARY 31,
                                                  -------------------------------------------------------------
                                                       2003         2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  12.81      $ 13.28     $ 13.10     $ 15.01     $ 14.68
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.27         0.37        0.39        0.44        0.37
   Net realized and unrealized gain (loss)             (2.04)       (0.43)       0.88       (0.60)       2.03
                                                    --------      -------     -------     -------     -------
 Total income (loss) from investment operations        (1.77)       (0.06)       1.27       (0.16)       2.40
---------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.31)       (0.41)      (0.41)      (0.43)      (0.42)
   Net realized gain                                      --           --       (0.68)      (1.32)      (1.65)
                                                    --------      -------    --------     -------    --------
 Total dividends and distributions                     (0.31)       (0.41)      (1.09)      (1.75)      (2.07)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  10.73      $ 12.81     $ 13.28     $ 13.10     $ 15.01
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (13.99)%      (0.32)%     10.93%      (1.20)%     17.28%
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------
 Expenses                                               0.87%        0.83%       0.83%       0.80%       0.81%
---------------------------------------------------------------------------------------------------------------
 Net investment income                                  2.37%        2.80%       3.15%       3.05%       2.87%
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $  1,347      $ 1,244    $  2,702     $ 3,188    $  1,853
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 145%          67%         33%         48%         49%
---------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

   MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

o    GLOBAL/INTERNATIONAL FUNDS

     European Growth Fund

     Fund of Funds - International Portfolio

     Global Advantage Fund

     Global Dividend Growth Securities

     International Fund

     International SmallCap Fund

     International Value Equity Fund

     Japan Fund

     Latin American Growth Fund

     Pacific Growth Fund


o    GROWTH FUNDS

     21st Century Trend Fund

     Aggressive Equity Fund

     All Star Growth Fund

     American Opportunities Fund

     Capital Opportunities Trust

     Developing Growth Securities Trust

     Growth Fund

     KLD Social Index Fund

     Market Leader Trust

     Nasdaq-100 Index Fund

     New Discoveries Fund

     Next Generation Trust

     Small-Mid Special Value Fund

     Special Growth Fund

     Special Value Fund

     Tax-Managed Growth Fund


o    GROWTH + INCOME FUNDS

     Allocator Fund

     Balanced Growth Fund

     Balanced Income Fund

     Convertible Securities Trust

     Dividend Growth Securities

     Equity Fund

     Fund of Funds - Domestic Portfolio

     Fundamental Value Fund

     Income Builder Fund

     Mid-Cap Value Fund

     S&P 500 Index Fund

     Strategist Fund

     Total Market Index Fund

     Total Return Trust

     Value Fund

     Value-Added Market Series--
      Equity Portfolio


o    INCOME FUNDS

     Diversified Income Trust

     Federal Securities Trust

     High Yield Securities

     Intermediate Income Securities

     Limited Duration Fund(NL)

     Limited Duration U.S. Treasury Trust

     Liquid Asset Fund (MM)

     U.S. Government Money Market Trust (MM)

     U.S. Government Securities Trust


o    SPECIALTY FUNDS

     Biotechnology Fund

     Financial Services Trust

     Global Utilities Fund

     Health Sciences Trust

     Information Fund

     Natural Resource Development Securities

     Real Estate Fund

     Technology Fund

     Utilities Fund


o    TAX-FREE INCOME FUNDS

     California Tax-Free Daily Income Trust (MM)

     California Tax-Free Income Fund

     Hawaii Municipal Trust (FSC)

     Limited Term Municipal Trust (NL)

     Multi-State Municipal Series Trust (FSC)

     New York Municipal Money Market Trust (MM)

     New York Tax-Free Income Fund

     Tax-Exempt Securities Trust

     Tax-Free Daily Income Trust (MM)


================================================================================
There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Morgan Stanley Balanced Growth Fund
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->TICKER SYMBOLS:
  Class A: BGRAX Class B: BGRBX Class C: BGRCX Class D: BGRDX

->ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the
  Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

->YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan
  Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds

->INFORMATION ABOUT THE FUND (including the Statement of Additional
  Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.












(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7245)